Exhibit 10.4(b)
                                                                 ---------------

Recording Requested by
AND WHEN RECORDED RETURN TO

Sheppard, Mullin, Richter & Hampton
333 South Hope Street, 48th Floor
Los Angeles, California 90071

Attention: Thomas Richardson, Esq.
----------------------------------------------------------------------
              (Space above this line for Recorder's use)

                           FIRST AMENDMENT TO DEED OF
                         TRUST AND ASSIGNMENT OF RENTS

          This First Amendment To Deed Of Trust And Assignment Of Rends ("Trust Deed Amendment") is made as of the 1st day of July, 1986, by and between Zond Windsystem Partners, Ltd. Series 85-C, a California limited partnership ("Trustor") and Zond Construction Corporation IV, a California corporation ("Beneficiary").

                                    RECITALS
                                    --------

          A. Trustor executed that certain Series a Deed of Trust and Assignment of Rents (the "Deed of Trust") dated as of the December 2, 1985, in the Official Records of Alameda County, California as Instrument No. 85-271909, pursuant to which Trustor granted, transferred and assigned to Ticor Title Insurance Company of California, as trustee ("Trustee"), for the benefit of Beneficiary, as beneficiary, with power of sale, all right, title, and interest of Trustor in and to all those matters described in Paragraph 1.01 of the Deed of Trust, including without limitation all right, title and interest of Trustor in the document described in such Paragraph 1.01(a) as it relates to the "Land" (as defined in Paragraph 1.01 and described in Exhibit A attached hereto and made a
                                           ---------
part hereof).

          B. Trustor and Beneficiary now desire to amend the Deed of Trust.

          NOW, THEREFORE, based on the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Paragraph 1.01 of the Deed of Trust is amended to read in full as follows:

          "1.01 Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust, with power of sale, all right, title and interest of Trustor in and to all real property interests of Trustor and to which Trustor is entitled (collectively, the "Subject Property"), including without limitation all right, title and interest of Trustor in and to the following:

              (a) Wind Park Easement Agreement dated as of November 4, 1985 between Trustor and Zond Systems, Inc., a California corporation ("Zond"), recorded in the office of the Alameda County Recorder on December 23, 1985 as Instrument No. 85-271906, as it relates to that certain real property situated in Alameda County, California, defined in the Wind Park Easement Agreement (as defined below) as the "Property" and described in Exhibit A attached hereto and made a part
                                     ---------
         hereof (the "Land"), as amended and restated by the Amended and Restated Wind Park Easement Agreement dated as of July 1, 1986 between Trustor and Zond recorded concurrently herewith but prior hereto in recording sequence (the "Wind Park Easement Agreement);

              (b) to the extent it may constitute an interest in real property, the PGE Agreement for Installation or Allocation of Special Facilities for Parallel Operation of Nonutility-Owned Generation and/or Electrical Standby Service dated November 26, 1985 between Pacific Gas and Electric Company ("PGE") and Zond, as assigned by Zond to Trustor pursuant to the Assignment of Interconnection Agreements dated as of July 1, 1986 by and between Zond and Trustor (the "Interconnection Agreement");

              (c) To the extent it may constitute an interest in real property, the PGE Agreement for Electrical Standby Service dated November 26, 1985 between PGE and Zond, as assigned by Zond to Trustor pursuant to the Interconnection Assignment; and

              (d) to the extent any of the following may constitute an interest in real property: the Turbines described in Section 1.19 of the Wind Park Easement Agreement, the Related Turbine Equipment
described in Section 1.17 of the Wind Park Easement Agreement and the Power Substation as described in Section 1.15 of the Wind Park Easement Agreement or any portion thereof."

          2. Paragraph 1.02 of the Deed of Trust is amended to read in full as follows:

          "1.02 The grant, transfer and assignment made in Paragraph 1.01 is for the purpose of securing:

              (a) Payment of two non-recourse Series C Promissory Notes of Trustor, respectively dated December 23 and December 27, 1985, in the aggregate original principal amount of $15,840,000, as modified by a Modification Agreement between Trustor and Beneficiary, dated as of July 1, 1986 (as so modified, the "Purchase Notes"), issued pursuant to the Purchase Note and Security Agreement dated as of December 2, 1985, as amended by an Amendment to Purchase Note and Security Agreement dated as of July 1, 1986 (as amended, the "Security Agreement") between Trustor, as debtor, and Beneficiary, as secured party, and each payable to Beneficiary in partial payment by Trustor to Beneficiary of the purchase price of a portion of the following purchased by Trustor from Beneficiary pursuant to the Windsystem Construction Agreement dated as of November 4, 1985 (the "Windsystem Construction Agreement"): certain property (collectively, the "Windsystem") more specifically described in paragraphs (a), (b) and (c) of Section 2.2 of the Security Agreement, including without limitation up to 200 Vestas Model V17 wind turbine generators, certain concrete pads, cables and step-up transformers for such wind turbine generators and a 20MW power substation and all modifications, extensions and renewals of the Purchase Notes.

              (b) Payment and performance of all indebtedness and other obligations of Trustor to Beneficiary arising under or in connection with the Security Agreement, and all modifications, extensions and renewals thereof.

              (c) The payment and performance of all amounts and obligations owing by Trustor to Beneficiary pursuant to the terms of this Deed of Trust."

          3. Paragraph 2.05 of the Deed of Trust is amended by amending the first sentence thereof to read in full as follows:

          "2.05 For so long as any amounts due under any Purchase Note remain unpaid, Trustor hereby assigns to Beneficiary all of Trustor's right, title and interest in any income, rents, issues and profits of Trustor's right, title and interest in and to the Subject Property; provided, however, until the occurrence of an event of default in respect of Trustor under this Deed of Trust as provided in Paragraph 4.01 (hereinafter an "Event of Default"), Trustor reserves the right to collect any such income, rents, issues and profits as they become due and payable."

          4. The Deed of Trust is hereby amended by adding paragraphs 2.08, 2.09 and 3.02 which shall read in full as follows:

          "2.08 Trustor shall pay at or prior to maturity, all obligations of Trustor secured by or reduceable to liens and encumbrances which shall now or hereafter encumber the Subject Property or any part thereof or interest therein, whether senior or subordinate hereto, including, without limiting the generality of the foregoing, all claims for work or labor performed, or materials or supplies furnished, in connection with any work of demolition, alteration improvement of or construction upon the Subject Property."

          "2.09 Except as otherwise permitted by the Security Agreement, without the prior written consent of Beneficiary, Trustor shall not sell, transfer, hypothecate, assign or encumber, whether voluntarily or involuntarily or by operation of law or otherwise, all or any part of the Subject Property or any interest therein."

          "3.02 Without affecting the liability of any person for payment for any indebtedness secured hereby, or the lien or priority of this Deed of Trust upon the Subject Property, Beneficiary may, from time to time, with or without notice, do one or more of the following: (i) release any other person from liability for the payment of any indebtedness secured hereby, (ii) make any agreement or take any action extending the maturity or otherwise altering the terms or increasing the amount of any indebtedness secured hereby, (iii) accept additional security to secure the indebtedness secured hereby, or (iv) release all or any portion of the Subject Property or other security held to secure the indebtedness secured hereby."

          5. Paragraph 4.02 of the Deed of Trust is amended to read in full as follows:

          "4.02 In the event of any Event of Default by Trustor under this Deed of Trust as provided in Paragraph 4.01, then and in each such event, Beneficiary may declare all sums secured hereby immediately due and payable either by commencing an action to foreclose this Deed of Trust as a mortgage or by the delivery to Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause the right, title and interest of Trustor in and to the Subject Property to be sold, which notice Trustee shall cause to be duly filed for record. Should Beneficiary elect to foreclose by exercise of power of sale herein, Beneficiary shall also deposit with Trustee this Deed of Trust and the Purchase Notes and such receipts and evidence of expenditures made and secured by this Deed of Trust as Trustee may require, and notice of default and notice of sale having been given as then required by law and after lapse of such time as may then be required by law after recordation of such notices, Trustee, without demand on Trustor, shall sell the right, title and interest of Trustor in and to the Subject Property at the time and place of sale fixed by Trustee in said notice of sale, as a whole, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the right, title and interest of Trustor in and to the Subject Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale, and upon payment in full (or credit bid by Beneficiary) shall own the right, title and interest of Trustor in and to the Subject Property. Any deed of conveyance provided by Trustee or Beneficiary may provide that the granting of the interest so conveyed shall not result in a merger with any other interest or estate held by the grantee of such deed, and the actual holding of dominant and subordinate interests or estates shall not result in a merger of such interests or estates.

          In addition to the rights and remedies set forth above, and notwithstanding any provisions to the contrary in Paragraph 3.01 of this Deed of Trust, upon the occurrence of any Event of Default, with or without notice, and without releasing Trustor from any obligation hereunder, Beneficiary and/or Trustee may cure any default hereunder of Trustor, and, in connection therewith, may enter upon the Subject Property and do such acts and things as Beneficiary or Trustee deem necessary or desirable to protect the security hereof including, but without limitation, the right to appear in and defend any action or proceeding purported to affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder, the right to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the judgment of either Beneficiary or Trustee, is prior or superior hereto, the right to pay any premiums or charges with respect to insurance required to be carried hereunder, the right to employ counsel, accountants and contractors, and the right to make repairs, alterations and improvements to the Subject Property necessary in Trustee's or Beneficiary's judgment to protect or enhance the security hereof. No action taken by Beneficiary or Trustee under this paragraph shall cure or waive any default or notice of default hereunder or nullify the effect of any such notice of default. Beneficiary or Trustee, or any employee or agent of Beneficiary or Trustee, or receiver appointed by a court, may take any action or proceeding without regard to (i) the adequacy of the security for the indebtedness secured hereby, (ii) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable, or
(iii) the filing of a notice of default."

          6. Paragraph 4.04 of the Deed of Trust is amended to read in full as follows:

          "4.04 After deducting all costs, fees and expenses of Trustee and of this Deed of Trust, including the cost of evidence of title in connection with sale and attorneys' fees, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the rate applicable under the Purchase Notes at the time of such expenditure; all other sums then secured by this Deed of Trust; and the remainder, if any, to the person or persons legally entitled thereto."

          7. Trustor and Beneficiary agree that all proceeds of insurance required to be maintained under the provisions of Section 6 of the Purchase Note and Security Agreement dated as of December 2, 1985, as amended by an Amendment to Purchase Note and Security Agreement dated as of July 1, 1986, between

Trustor and Beneficiary (as amended, the "Security Agreement"), and all awards made to Trustor with respect to the Land, the Turbines, the Related Turbine Equipment and the Power Substation (as such three preceding terms are defined in the Amended and Restated Wind Park Easement Agreement dated as of July 1, 1986 between Trustor and Zond (the "Wind Park Easement Agreement")) to which Trustor is entitled under the Wind Park Easement Agreement as the result of the exercise of the power of eminent domain are hereby assigned to Beneficiary and shall be governed by the provisions of Section 6.5 of the Security Agreement.

          8. All references to the term "Wind Park Easement Agreement" contained in paragraphs 2.02, 2.07, 3.01, 4.03, 4.05, 6.02 and 6.11 shall hereinafter be deemed to be references to the "Subject Property."

          9. As hereby amended, the Deed of Trust remains in full force and effect.

          IN WITNESS WHEREOF, Trustor and Beneficiary have executed this Trust Deed Amendment as of the day and year first written above.

                                             TRUSTOR:

                                             ZOND WINDSYSTEM PARTNERS, LTD.
                                             Series 85-C, a California
                                             limited partnership

                                             By its general partner:

                                             ZOND WINDSYSTEMS MANAGEMENT
                                             Corporation V, a California
                                             corporation

                                             By   /s/  Craig A. Anderson
                                                 ------------------------------
                                                 Name:  CRAIG A. ANDERSON
                                                      -------------------------
                                                 Title: Senior Vice President -
                                                        General Counsel
                                                        -----------------------

                                             BENEFICIARY:

                                             ZOND CONSTRUCTION CORPORATION
                                               IV, a California corporation


                                             By   /s/  Craig A. Anderson
                                                 ------------------------------
                                                 Name:  CRAIG A. ANDERSON
                                                      -------------------------
                                                 Title: Senior Vice President -
                                                        General Counsel
                                                        -----------------------

                                   EXHIBIT A
                                       TO
            FIRST AMENDMENT TO DEED OF TRUST AND ASSIGNMENT OF RENTS

Legal Description of the "Property" and the "Land":

PARCEL 1:
--------

THE SOUTH ONE-HALF OF SECTION 21, TOWNSHIP 2 SOUTH, RANGE 3 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND FILED IN THE DISTRICT LAND OFFICE.

EXCEPTING THEREFROM THE PAST, PRESENT AND FUTURE INTEREST RESERVED BY THE CENTRAL PACIFIC RAILROAD COMPANY IN THE GRANT DEED RECORDED NOVEMBER 19, 1883, IN BOOK 261 OF DEEDS, PAGE 184, SERIES NO. 5-7019, ALAMEDA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE WESTERN PACIFIC RAILWAY COMPANY, A CALIFORNIA CORPORATION, RECORDED DECEMBER 7, 1905, IN BOOK 1076 OF DEEDS, PAGE 406, SERIES NO. L-1500, ALAMEDA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO R. H. SHERMAN, RECORDED JULY 8, 1907, IN BOOK 1390 OF DEEDS, PAGE 64, SERIES NO. L-69077, ALAMEDA COUNTY RECORDS.

ALSO EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE COUNTY OF ALAMEDA, RECORDED JANUARY 4, 1915, IN BOOK 2311 OF DEEDS, PAGE 109, SERIES P-83238, ALAMEDA COUNTY RECORDS.

PARCEL 2:
--------

A NON-EXCLUSIVE EASEMENT AND RIGHT OF WAY ON, OVER, UNDER AND ACROSS THE FOLLOWING DESCRIBED REAL PROPERTY FOR USE AS A ROADWAY FOR VEHICLES OF ALL KINDS, PEDESTRIANS AND ANIMALS, FOR WATER, GAS, OIL AND SEWER PIPE LINES, AND FOR TELEPHONE, ELECTRIC LIGHT AND POWER LINES, TOGETHER WITH ALL NECESSARY POLES OR CONDUITS TO CARRY SAID LINES, TO WIT:

A STRIP OF LAND 30 FEET WIDE, THE CENTER LINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WESTERLY LINE OF THOSE LANDS CONVEYED TO ROBERTA I. HAUGH, BY DECREE OF PARTIAL DISTRIBUTION, DATED SEPTEMBER 30, 1949, RECORDED IN BOOK 5901 OF OFFICIAL RECORDS OF ALAMEDA COUNTY AT PAGE 37 THEREOF, SERIES NO. AD-66898, SAID POINT BEING ON THE SECTION LINE BETWEEN SECTION 20 AND 21, T.2


JHR41G11                         EXHIBIT A
080986

S., R.3 E., M.D.B.M., SOUTH 456 FEET FROM THE APPARENT NORTHWEST CORNER OF THE SOUTHWEST QUARTER OF SAID SECTION 21 AS SAID CORNER IS DEFINED BY THE FENCE CORNER, THENCE NORTH 41 DEGREES 26 MINUTES WEST 492.7 FEET TO THE SOUTHEASTERLY RIGHT OF WAY LINE OF COUNTY ROAD NO. 818, ALSO KNOWN AS ALTAMONT PASS ROAD, BEING A PORTION OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 2 SOUTH, RANGE 3 EAST, MOUNT DIABLO BASE AND MERIDIAN.

PARCEL 3:
--------

THE NORTH ONE-HALF OF SECTION 28, TOWNSHIP 2 SOUTH, RANGE 3 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAN OF SAID LAND FILED IN THE DISTRICT LAND OFFICE.



JHR41G12                         EXHIBIT A
080986

STATE OF CALIFORNIA     )
                        )  ss.
COUNTY OF LOS ANGELES   )

         On August 9, 1986, before me, the undersigned, a Notary Public in and
            --------
for said State, personally appeared Craig A. Anderson, personally known to me or
                                    -----------------
proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Senior Vice President, General Counsel of Zond
                             --------------------------------------
Windsystems Management Corporation V, the corporation that executed the within instrument as the general partner of Zond Windsystem Partners, Ltd. Series 85-C, a California limited partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the within instrument as such partner and that such partnership executed the same.

WITNESS may hand and official seal.


                                      /s/ Olivia Maria Merriam
                                      ---------------------------------------
                                      Notary Public in and
                                      for said County and State.

                                      My commission expires:  September 23, 1998


[Notarial Seal]








JHR41G
080986

STATE OF CALIFORNIA      )
                         )  ss.
COUNTY OF LOS ANGELES    )

         On August 9, 1986, before me, the undersigned, a Notary Public in and
            --------
for said State, personally appeared Craig A. Anderson, personally known
                                    -----------------
to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Senior Vice President,
                                                        ----------------------
General Counsel of Zond Construction Corporation IV, the corporation that
---------------
executed the within instrument, and acknowledged to me that such corporation executed the same pursuant to its bylaws or a resolution of its board of directors.

WITNESS my hand and official seal.






                                      /s/ Olivia Maria Merriam
                                      ---------------------------------------
                                      Notary Public in and
                                      for said County and State.

                                      My commission expires:  September 23, 1998


[Notarial Seal]





JHR41G
080986